Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

AND PRINCIPAL FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, A. Terry Ray, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Blink Couture, Inc. on Form 10-Q for the period ended October 31, 2015, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Blink Couture, Inc.

Dated: December 11, 2015	By:	/s/ A. Terry Ray
	Name:	A. Terry Ray
	Title:	Principal Executive Officer and
Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Blink Couture, Inc. and will be retained by Blink Couture, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.